AMENDMENT TO SUB-MANAGEMENT AGREEMENT


         Amendment dated March 27, 1996 (the "Amendment") to Sub-Management Agreement made May 23, 1991 (the "Sub-Management Agreement") between Merrill Lynch R&D Management Inc. (the "Management Company") and DLJ Capital Management Corporation (the "Sub-Manager").


                                                W I T N E S S E T H:


         WHEREAS, the Management Company acts as the management company to ML Technology Ventures, L.P. (the "Partnership") pursuant to a Management Agreement dated May 15, 1984 (the "Management Agreement");

         WHEREAS, the Sub-Manager provides services to the Management Company pursuant to the Sub-Management Agreement for compensation which is based on compensation received by the Management Company pursuant to Article III of the Management Agreement; and

         WHEREAS, based upon a change to be adopted in Article III of the Management Agreement in accordance with an amendment to that agreement, a form of which is attached hereto as Exhibit A, the Management Company and the
Sub-Manager  have  determined  to  amend  Article  III  of  the   Sub-Management
Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Paragraph (a) of Article III of the Sub-Management Agreement is hereby revised to provide in its entirety as follows:

                  (a) For the services rendered under this Agreement, the Management Company shall pay to the Sub-Manager 95% of the compensation received by the Management Company pursuant to Article III of the Management Agreement, as amended. In addition, the Management Company shall pay to the Sub-Manager an annual fee of $225,000. Both fees are payable quarterly in arrears to the Sub-Manager as promptly as possible after the payment to the Management Company of the compensation received under Article III of the Management Agreement, as amended. If the Sub-Manager shall serve for less than the whole of any period specified in this Article, the compensation payable to the Sub-Manager shall be prorated.


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     2. This Amendment is effective  with respect to fees accruing  beginning on
January 1, 1996.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                            MERRILL LYNCH R&D MANAGEMENT INC.


                                            By: /s/    Robert F. Aufenanger
                                                Robert F. Aufenanger
                                                Executive Vice-President


                                            DLJ CAPITAL MANAGEMENT CORPORATION


                                            By: /s/    Robert E. Curry
                                                Robert E. Curry
                                                Vice-President

                                                                       EXHIBIT A


                                          AMENDMENT TO MANAGEMENT AGREEMENT



     Amendment dated March 27, 1996 (the "Amendment") to Management Agreement made as of October 15, 1984 (the "Management Agreement") between ML Technology Ventures, L.P. (the "Partnership") and Merrill Lynch R&D Management Inc. (the "Management Company").


                                                W I T N E S S E T H:


         WHEREAS, the Partnership and the Management Company have previously entered into the Management Agreement, pursuant to which the Management Company agreed to furnish certain services to the Partnership; and

         WHEREAS, the Partnership and the Management Company desire to reduce the compensation to be paid to the Management Company under the Management Agreement;

         NOW, THEREFORE, the parties to the Agreement hereby agree as follows:

     1. Article III of the Management Agreement is hereby revised to provide in its entirety as follows:


                                                     ARTICLE III

                                       Compensation of the Management Company

                  For the services rendered, the facilities furnished and the expenses assumed by the Management Company, the Partnership shall pay to the Management Company an annual fee of $200,000.00. Such fee is payable quarterly in arrears.

     2. This Amendment is effective with respect to fees accruing beginning on January 1, 1996.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                         ML TECHNOLOGY VENTURES, L.P.
                                            By ML R&D CO., L.P.
                                            General Partner
                                            By MERRILL LYNCH R&D MANAGEMENT INC.
                                            General Partner


                                            By: /s/    Robert F. Aufenanger
                                                Robert F. Aufenanger
                                                Executive Vice-President


                                          MERRILL LYNCH R&D MANAGEMENT INC.


                                            By: /s/    Robert F. Aufenanger
                                                Robert F. Aufenanger
                                                Executive Vice-President